UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2010

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In a press release dated June 2, 2010, Hyatt Hotels Corporation (the “Company”) announced that Harmit J. Singh, the Company’s Chief Financial Officer, will present at the Goldman Sachs Lodging, Gaming, Restaurant and Leisure Conference 2010 at approximately 11:15 a.m. Eastern time, on Monday, June 7, 2010. Audio of the presentation will be provided through a live webcast which can be accessed through the Company’s website at http://www.hyatt.com by selecting the Investor Relations link located at the bottom of the page. A copy of the presentation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Hyatt Hotels Corporation Presentation Slides for June 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hyatt Hotels Corporation

Date: June 7, 2010	By:	/s/ Harmit J. Singh
Harmit J. Singh
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Hyatt Hotels Corporation Presentation Slides for June 7, 2010